SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        January 18, 2001
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

  Delaware                            1-7182                    13-2740599
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 (State or Other                    (Commission             (I.R.S. Employer
  Jurisdiction of                   File Number)           Identification No.)
  Incorporation)

4 World Financial Center, New York, New York                    10080
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:        (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)



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ITEM 9.  REGULATION FD DISCLOSURE
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Merrill  Lynch & Co.,  Inc.  plans to issue a press  release  on the  morning of
January 23, 2001, containing its Preliminary Unaudited Earnings Summary for the three months and full year ended December 29, 2000. A conference call to discuss the company's financial results is scheduled for January 23 at 10:00 a.m. (Eastern Time) and will be available to the general public via a live webcast on the company's Investor Relations website at www.ir.ml.com. The webcast will be "listen only" and will not require a password. Replay of the conference call will be available on the Investor Relations website.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     MERRILL LYNCH & CO., INC.
                                                 -------------------------------
                                                          (Registrant)




                                                 By: /s/ Andrea L. Dulberg
                                                     ---------------------------
                                                         Andrea L. Dulberg
                                                         Corporate Secretary



Date:     January 18, 2001

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